Exhibit 99.1

Q1 2016 Investor Presentation

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following additional factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as interest rate, securities market and monetary supply fluctuations; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions; the Company's ability to realize the anticipated benefits from converted core operating systems without significant change in client service or risk to the Company's control environment; the Company's dependence on information technology and telecommunications systems of third party service providers and the risk of systems failures, interruptions or breaches of security; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; regulatory limitations on dividends from the Company’s bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures.

Company Overview

A Foundation for Growth

Company Overview

- **Created meaningful scale and market share in attractive markets of Colorado and Kansas City MSA through failed/troubled bank acquisitions**
- **Revenue Growth**
  - **Successful loan growth strategies with achievable 15-20% total loan growth target**
  - **Quality loan originations, $1.0+ billion annual goal**
  - **YoY transaction deposit growth of 7.4%**
- **Maintaining excellent credit quality in Non Energy portfolio**
  - **Energy portfolio of $132 million has 11% in total reserves**
  - **Non energy portfolio charge-offs of just 9 basis points**
- **Profitability emerging on the path to 1% ROATA**
- **Opportunistic manager of capital**
  - **Successfully repurchased 45% of shares ($469 million) since early 2013 at a weighted average price of $19.87**
  - **Disciplined acquirer with future opportunities**

NBHC 1Q16 Snapshot

Stock Price/52-Week Range	$19.63 / $18.41-$23.55
Total Shareholder Return – TTM[1]	
- NBHC	4.40%
- KRX Index	0.61%
- SNL Bank & Thrift Index	(6.58%)
TBV/Share (Current/With Excess Accretable Yield[3])	$18.51 / $19.59
Market Cap	$575mm
Assets	$4.6bn
Loans	$2.6bn
Deposits	$3.8bn
Banking Centers	90
Reported ROATA[2]	0.10%
ROATA before $10.7 million energy provision[2]	0.68%
ROATA Pre-tax Pre-Provision[2]	1.18%
Excess Capital (9% Tier 1 Leverage Ratio – Long-term target)	$115mm

Note: Market and share repurchase data through 04-May-2016; financial information as of and for the quarter ended 31-Mar-16.
[1] TTM – Trailing Twelve Months
[2] See non-GAAP reconciliation in appendix.
[3] 1Q16 TBV / share + net present value (5% discount rate) of excess A-T accretable yield share. Excess A-T accretable yield defined as total accretable yield less 4.0% average loan yield on originations. This results in an additional $1.08 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

4

National Bank Holdings CORPORATION

Strategic Execution Highlights Loan Growth 17% $477 million Originated Loan Growth Low Net Charge-Offs 9 bps 12 bps (2015) Buybacks $469 million 45% Shares repurchased since early 2013 @ average price of $19.87 Accelerated organic growth Deeper market penetration to accelerate loan growth Relationship banking focused strategies Expanded specialty banking teams Decreased acquired loans $39 million (10%) from prior year Expanded efficiency initiatives Completed core system conversion in 4Q 2015, saving $4+ million/year Consolidated 9 banking centers & 32 retirement centers thru 1Q 2016 since inception, plus 7 banking centers consolidated in 2Q 2016 Exited OCC Operating Agreement and converted to state-chartered bank in 4Q 2015 Terminated FDIC loss-share agreements in 4Q 2015 Managed capital opportunistically Repurchased $469 million of shares at a weighted average price of $19.87 Completed Pine River Valley Bank acquisition, recognizing $1.0 million bargain purchase gain in 3Q 2015 (1Q 2016) Increasing Loan Originations $927 million originations 2015: $967 million 2014: $869 million 2013: $714 million (YoY) DDA Growth 8% $60 million Average DDA Growth (YoY) (TTM)

NBHC Markets and Family of Brands

Attractive and Growing Markets



CO
Denver
70
25
KS
70
35
Kansas City
35
49
70
MO
TX
Dallas
Austin

Community Banks of Colorado
A division of NBH Bank, Member FDIC
Where common sense lives.

- 46 banking centers
- Ranks #5 in deposit market share in the state of Colorado for local banks
- Population: Front Range – 4.5 million
- Favorable demographics vs. national levels in:
  - Unemployment
  - Household Income
  - Population Growth
  - Income Growth
- Business Climate & Recognition
  - Denver #1 Best Places to Live (*U.S. News*)
  - #1 in Labor Supply (*Forbes*)
  - 2nd Strongest State Economy in the U.S. (*Business Insider*)
  - 4th Best State for Business (*CNBC*)

Hillcrest Bank
A division of NBH Bank, Member FDIC
Where common sense lives.

- 3 commercial banking locations in Texas
- Business Climate & Recognition
  - Dallas: #3 Fastest Growing City (*Forbes*)
  - Austin: #1 "2015 Best Large City to Live In" (*WalletHub*)

Bank Midwest
A division of NBH Bank, Member FDIC
Where common sense lives.

- 42 banking centers
- Ranks #5 in deposit market share in Kansas City MSA for local banks
- Population: Metro KC – 2.1 million
- Favorable demographics vs. national levels in:
  - Unemployment
  - Household Income
- Business Climate & Recognition
  - #2 Best City for Jobs (*CBS MoneyWatch*)
  - 4th "Hot Startup" City (*Entrepreneur Magazine*)
  - #15 on "50 Best Cities to Live" List (*Bloomberg*)
  - #2 "Top Five Cities with Up-and-Coming Downtown" (Fortune)

External source: SNL Financial. Deposit data as of 31-March-2016.

6

National Bank Holdings Corporation

Relationship banking model with a focus on the markets we serve Total loans grew 17% over prior year Originated loans grew 27% over prior year Acquired loans decreased 14% over prior year Total Loan Composition Total Loans New Loan Originations Organic Loan Growth Strategy is Accelerating Commercial Related 72% ($ in millions; totals in billions) 1Loans acquired from failed banks $158 $518 $1,083 $1,645 $2,180 $2,223 $2,116 $1,315 $771 $517 $408 $369 $2.3 $1.8 $1.9 $2.2 $2.6 $2.6 4QE11 4QE12 4QE13 4QE14 4QE15 1QE16 Originated Acquired¹ C & I 36% Energy 5% Agriculture 6% Own. Occ . 8% CRE 17% Resi 27% Consumer 1% $228 $482 $712 $785 $111 $206 $232 $157 $182 $52 $434 $714 $869 $967 $163 FY12 FY13 FY14 FY15 1Q16 Commercial Related Consumer Related ($ in millions)

Loan Portfolio ($2.6 Billion Outstanding) Portfolio Characteristics Strong Credit Quality of Originated Loans Non-Accrual Loans NA’s/Originated Loans $ in millions 1Includes owner-occupied CRE. Consumer, 27.7% Non Owner-Occupied CRE, 17.2% Commercial & Industrial1, 54.9% Low historical non 310-30 net charge offs – 2014: 0.06%, 2015: 0.12%, and 2016 YTD: 0.10% Non Energy loans have excellent credit metrics as demonstrated by a 0.52% non-performing loans to total loans ratio, 9 basis point annualized net charge-offs ratio, and classified non 310-30 non-energy loans to total loans of 1.4%. See page 9 for energy loan review Concentration policy limits ensure a diverse loan portfolio New Commercial loans originated YTD: Average funding of $783k Average commitment, including unused, of $772k Residential loans originated: Average FICO of 760 Average LTV of 71% Average funding per loan of $161k Top 25 originated relationships: Average funded balance of $16.5 million Average commitment of $22.3 million $1.1 $0.9 $0.9 $0.7 $0.9 $1.2 $13.5 $12.7 0.25% 0.16% 0.14% 0.09% 0.09% 0.10% 1.00% 0.83% 5% 4% 4% 6% 25% 5% 11% 1% 1% 2% 3% 4% 10% 1% 1% 1% 3% 3% 4% 4% 1% 2%

$132 Million Energy Portfolio

($ in millions)



$176
30%
26%
44%
$147
41%
19%
40%
$132
47%
19%
33%
YE14
YE15
1Q16
Energy Production
Energy Services
Energy Midstream

- **Energy Production – Loans to companies engaged in exploration and production**
  - **Clients governed by borrowing base against proved reserves**
  - **Average utilization of 34% against lines**
- **Energy Midstream – Loans to companies that engage in consolidation, storage and transportation of oil and gas**
  - **Well capitalized, low leverage**
  - **Take or pay contracts, sustainable cash flows**
  - **Secured by plant and equipment**
- **Energy Services – Companies that provide products and services to oil/gas companies**
  - **Asset-based lending structures**
  - **Secured by accounts receivable, inventory, and equipment**

Energy Portfolio Profile

- **5.1% of loans, 3.2% of earning assets, 25.1% of risk based capital**
- **Decreased $14.8 million or 10.1% from prior year end**
- **Four energy sector loans with balances of $32.2 million were on non-accrual at March 31, 2016**
- **The allowance for loan losses is 11.0% of energy sector loan balances**

Prudent Energy Banking Approach

- **Disciplined energy lending**
  - **Energy production loans subject to semi-annual borrowing base redetermination**
  - **Monthly monitoring for all clients in the energy sector**
- **Experienced energy banking team**
  - **Specialized and experienced bankers**
  - **Specialized and experienced underwriters**
  - **In-house petroleum geologist**
  - **Utilization of dedicated, experienced workout specialists when appropriate.**

9

National Bank Holdings CORPORATION

Attractive $180 Million 310-30 Loan Pools Strong Asset Credit Quality Provision for Loan Losses on Non 310-30 Loans Credit Quality ($ in millions) Net Charge-Offs Allowance for Loan Losses Strong Credit Quality on $2.4 Billion of Non 310-30 Loans1 Accretable Yield Reclassification Life-to-Date Net charge-offs for non 310-30 loans remain low at 10 basis points annualized. Allowance for loan losses as a percentage of non-310-30 increased to 1.53%, 0.98% without the energy portfolio reserves. $10.7 million of the $11.5 million in the 1Q16 provision driven by the energy portfolio coverage increasing to 11.0% of total energy loans. 1Does not include $4.6 million of purchase accounting marks 0.93% 0.98% .80% .90% 1.09% 1.53% .02% $1 $6 $ 24.4 $ 205.7 Inc. in Accretable Yield (Recog. Over Time) Impairments (310-30 Provision) Net Economic Impact $ 259.5 .79% .27% .06% .12% .10% Non Energy ALLL Energy ALLL .09% .08% .32% . 36% . 51% . 48% FY13 FY14 FY15 1Q16 Collectively Evaluated Energy Specific Reserve Energy Non Energy Provision Provision for Loan Losses as a % of Non 310 - 30 Loans .42% .37% $4 $7 $8 $1 $4 $ 11 $(3) $(1) $(3) $(1) FY13 FY14 FY15 1Q16 Net charge Offs Energy Provision Non Energy Provision Change in Allowance $9 $11

Credit quality improving across majority of portfolio

($ in millions)

Non-performing Loans



1.74%
0.99%
0.68%
0.68%
0.57%
0.57%
0.56%
0.52%
$9.5
$10.8
$12.0
$13.6
$32.2
$12.9
YE13
YE14
YE15
1QE16
Non-performing loans excl. Energy
Non-performing loans excl. Energy as a % of Total loans excl. energy
Non-performing Energy loans
Non-performing loans % of Total Loans

Non 310-30 Classified Loans



4.6%
4.6%
2.1%
1.6%
2.7%
2.2%
2.9%
1.4%
$64.7
$12.7
$27.2
$16.1
$49.4
$38.0
$30.9
YE13
YE14
YE15
1QE16
Loans excluding Energy
Loans excl. Energy as a % of Non 310-30 Loans
Energy
% of Non 310-30 Loans

Non-performing Assets



4.79%
4.79%
$24.3
$70.1
1.84%
1.84%
$10.8
$29.1
1.81%
1.44%
$25.6
$20.8
2.56%
1.40%
$45.1
$21.0
YE13
YE14
YE15
1QE16
Non-performing assets excl. Energy
Non-performing loans excl. Energy as a % of Total loans/OREO excl. energy
Non-performing Energy assets
Non-performing loans % of Total Loans/OREO

Credit Quality

- Total non-310-30 non-performing loans make up 1.74% of total loans. Excluding energy sector, ratio falls to 0.52% and shows continued improving trend.
- Non-performing assets make up 2.56% of total loans/OREO. Excluding energy sector, ratio falls to 1.40%.
- Percent of classified loans to total non 310-30 loans excluding energy sector down nicely from 2.2% at YE15 to 1.4% at 1QE16.

11

National Bank Holdings CORPORATION

Deposit Composition Cost of Deposits Strong Transaction Deposit Growth ($ in millions) Average Transaction Deposits & Repos1 Average Time Deposits1 Growing Low Cost Transaction Accounts 14% (35)% (29) bps YoY average transaction deposits increased $181.6 million or 7.4%. Client repurchase agreements decreased $120.7 million during the same period. YoY average deposits increased by $27.8 million as the focus on a client driven deposit base continues Mix of transaction deposits continues to improve Client deposits and client repurchase agreements comprised 97.9% of total liabilities 1Represents QTD deposit averages. 0.64% 0.41% 0.37% 0.36% 0.35% FY12 FY13 FY14 FY15 1Q16 $2,402 $2,453 $2,520 $2,782 $2,740 $1,833 $1,544 $1,376 $1,223 $1,186 29% 28% 30% 33% 32% 29% 33% 34% 36% 37% 42% 39% 36% 31% 31% $4,201 $3,838 $3,766 $3,841 $3,840 YE12 YE13 YE14 YE15 1QE16 Demand & NOW Savings & MM Time 69% Non - Time 61% Non - Time 64% Non - Time 69% Non - Time 58% Non - Time

Financial Overview

Total loans were $2.6 billion and increased $4.4 million, or 0.7% annualized, as higher levels of payoffs and paydowns offset $163.4 million in first quarter originations. Total loans at March 31, 2016 increased $375.8 million, or 17.0%, since March 31, 2015. Fully taxable equivalent net interest income totaled $39.0 million for the first quarter of 2016, a $1.8 million decrease from the prior quarter primarily driven by a narrowing of the fully taxable equivalent net interest margin by 5 basis points to 3.68% as the earning asset yield decreased 4 basis points. Net charge-offs in the non 310-30 portfolio were 0.10% of average non 310-30 loans during the first quarter compared to 0.36% in the prior quarter. Continued weakness in the energy industry drove an increase in the energy sector allowance for loan losses of $10.7 million, or a negative $0.22 per share, resulting in a total allowance for loan losses on energy sector loans of 11.0% of energy loan balances. Average transaction deposits totaled $2.6 billion, consistent with prior quarter. Banking related non-interest income totaled $7.5 million, decreasing $1.1 million, driven by a seasonal decrease in service charges of $0.6 million, coupled with a $0.7 million negative mark-to-market adjustment related to fair value interest rate swaps on fixed-rate term loans. Non-interest expense totaled $34.9 million, decreasing $7.3 million as we are realizing the benefits of several efficiency initiatives. Executed share buybacks through April 20th of this year of 1.5 million shares, or $28.6 million at a weighted average price of $19.66. At March 31, 2016, tangible common book value per share was $18.51 before consideration of the excess accretable yield value of $1.08 per share. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. First Quarter 2016 Results Summary

Building the Path to 1% ROATA

- Noise from FDIC loss-share agreements terminated during Q4 2015
- Reaching revenue inflection point as originated loans are outpacing the impact of decreasing 20+% yielding ASC 310-30 acquired loans (1Q16 totaled $10.3 million and decreased $2.4 million vs 1Q15)
- Expenses managed down every year; 2012 totaled $210 million, down to $158 million in 2015 with guidance to low $140s in 2016

Reported and Adjusted[1] Diluted EPS



$0.17
$0.14
$0.03
$0.16
$0.05
$0.11
$0.23
$0.22[2]
$0.01
1Q15
4Q15
1Q16
Reported
Adjusted
Energy Provision Adjustment

Reported and Adjusted[1] ROATA



0.60%
0.43%
0.17%
0.68%
0.58%[2]
0.10%
1Q15
1Q16
Reported
Adjusted
Energy Provision Adjustment

ROATA Pre-Tax Pre-Provision



1.00%
1.18%
1Q15 Adjusted
1Q16 Reported

Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

[1] Adjusted calculations exclude the impacts of FDIC indemnification asset amortization/gain on termination of FDIC agreement, other FDIC loss sharing income (loss), gain on recoveries of previously charged-off acquired loans, OREO related write-ups and other income , bargain purchase gain, problem asset workout expense, warrant income/expense, contract termination expenses, severance expenses, core system conversion-related expenses, acquisition-related one time expenses, banking center consolidation related expenses and the applicable tax impacts.

[2] Represents $10.7 million 1Q16 YTD adjustments to ROATA and diluted EPS for energy provision.

15

National Bank Holdings CORPORATION

31-Dec 14 31-Dec 15 31-Mar 16 Book Value Available-for-Sale $ 1,484 $1,168 $1,105 Held-to-Maturity 516 416 405 "Locked-in" Gains (HTM) 15 11 10 Total Book Value $ 2,015 $1,596 $1,520 Available-for-Sale Unrealized Gains / (Losses) (5) (11) 4 Held-to-Maturity Unrealized Gains / (Losses) 4 1 5 Fair Market Value of Portfolio $ 2,014 $1,586 $1,529 Portfolio Yield (Spot) 2.13% 2.15% 2.14% Portfolio Duration 3.2 3.4 3.2 Weighted-Average Life 3.4 3.6 3.4 Investments by Asset Class1 (1Q16) Portfolio Summary1 ($ in millions) ¹ Excludes $27mm, $22mm, and $16mm of FHLB / FRB stock as of 31-Dec-14, 31-Dec-15, and 31-Mar-16 respectively. ² AAA rated by Moody’s, AAA by Fitch, and AA+ by S&P; excludes $1mm in private placement municipal debt 100% of portfolio AAA rated or U.S. agency backed2 Stable duration of 3.2 years OCI fluctuations minimized by 26% of portfolio in Held-To-Maturity Using cash flows to fund loan growth Conservative Investment Portfolio 37% 4% 58% 1% Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate

. 1 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. Rate risk measures are adjusted to reflect less excess cash as a result of reducing excess capital to 9% leverage ratio. NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change1 Net Interest Income Sensitivity (1.33)% 3.13% 5.81% (2.60)% 4.01% 6.62% (4.0)% 0.0% 4.0% 8.0% -50 bps +100 bps +200bps % Change Interest Rate Shock 31-Dec-15 31-Mar-16

Net Interest Margin1 ¹ Presented on a fully taxable equivalent basis using the statutory rate of 35% beginning in 2014. The tax equivalent adjustments included for FY13, FY14, FY15, 1Q15, and 1Q16 were $0, $930, $2,695, $395, and $975 thousand, respectively. Strong Yields on Loan Portfolio Emerging Profitability Net Interest Income1 Replacing High-Yielding Acquired Loans with Originations P&L Metrics ($ in millions) Q1 2016 fully taxable net interest income totaled $39.0 million, a $1.8 million decrease from prior quarter due to lower levels of higher yielding 310-30 accretion and negative impact from energy-related interest accrual reversals Net interest margin within expected range at 3.68% despite headwind from energy-related interest accrual reversals. Full year NIM guidance of 3.50% to 3.60% includes outpacing the high yielding 310-30 loans with new originations 3.81% 3.85% 3.60% 3.59% 3.68% FY13 FY14 FY15 1Q15 1Q16 12.35% 16.82% 19.00% 21.60% 5.50% 4.41% 4.11% 3.96% FY13 FY14 FY15 1Q16 310-30 Loans Non 310-30 Loans¹ $102 $110 $112 $27 $29 $77 $61 $47 $13 $10 $179 $171 $160 $40 $39 FY13 FY14 FY15 1QE15 1QE16 Traditional Net Interest Income 310-30 accretion income

Non-Interest Income & Expense 1 Adjusted non-interest income excludes gain on sale of securities, FDIC indemnification asset amortization/ gain on termination of FDIC agreement, FDIC loss sharing income (expense), gain on previously charged-off acquired loans and OREO related write-ups and bargain purchase gain. 2 Other expenses include: IPO expenses, banking center consolidation charges, contract termination accrual, core system conversion-related expenses, acquisition-related expenses, severance expense and change in fair value of warrant liability. ($ in millions) Non-Interest Expense Reported and Adjusted Non-Interest Income1 $163 $151 $147 $37 $34 $17 $(2) $5 $1 $4 $1 $6 $1 $184 $150 $158 $38 $35 89.70% 85.82% 85.55% 89.83% 71.44% FY13 FY14 FY15 1Q15 1Q16 Operating Problem Asset Workout Other² Efficiency ratio FTE $ 20.2 $(1.7) $ 21.4 $(0.5) $ 7.9 $ 30.2 $ 30.4 $ 33.0 $ 7.4 14.4% 15.1% 17.4% 15.9% 17.2 % FY13 FY14 FY15 1Q15 1Q16 Non-interest income Adjusted NII Adj. NII Income Ratio

Looking Ahead

Organic Earnings Potential

Path to 1% ROATA


Target
ROATA of 1.00%
0.68%[1]
0.58%[2]
0.10 %
YTD 1Q 2016[1]
Organic
Growth & Expense Mgmt.
Non-Strategic Loans &
Investment Securities
Pro Forma

Organic Growth & Expense Mgmt.

- Ramp-up of loan production
- Maintain low cost of funds
- Fee business initiatives
- Strong credit quality
- Maintain focus on expenses
- Reduction in work-out expenses

Non-Strategic Loans & Investment Securities

- Higher yielding acquired loans run-off
- Securities run-off reinvested into loans

[1]Please refer to the appendix for a reconciliation of non-GAAP financial metrics.
[2]Represents $10.7 million 1Q16 YTD adjustments to ROATA for energy provision.

21

National Bank Holdings
CORPORATION

Fully Levered Targets Assets ~$6bn–$8bn Efficiency Ratio <60% ROATA ≥1.00% ROATCE 12%–14% Dividend Payout Ratio 25% Tier 1 Leverage 9% Key Financial Targets

Investment Highlights 1Please refer to the appendix for a reconciliation of non-GAAP financial measures. Successfully rebuilding failed/troubled banks with organic growth strategy: Trailing twelve months of loan originations of $927 million, goal of $1.0+ billion in 2016 Client driven deposit base of $4 billion Profitability emerging on the path to 1% ROATA YTD 2016 ROATA before the $10.7 million energy provision of 0.68%1 YTD 2016 adjusted ROATA pre-tax pre-provision of 1.18%1 Expertise in mergers and acquisitions with future opportunities Single, scalable operating platform capable of handling future growth Demonstrated opportunistic manager of capital Experienced and respected management team and board of directors

Appendix

Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chairman, President & Chief Executive Officer (33 years in banking) Head of Business Services Credit at Regions Financial Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Management Officer (30 years in banking) Vice Chairman and Chief Operating Officer at F.N.B. Corporation Corporate strategic planning, line-of-business and geographic Chief Financial Officer roles at PNC Brian Lilly Chief Financial Officer & Chief of M&A and Strategy (35 years in banking) NBHC Management Team Partner with law firm Stinson Leonard Street LLP Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (20 years in legal and banking)

Title Past Experience Name Tim Laney Chairman, President and CEO Senior EVP and Head of Business Services of Regions Financial EVP and Management Operating Committee at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee Managing Partner of the St. Louis office of KPMG LLP Robert Dean Director / Chairman of the Nominating and Governance Committee Senior Managing Director at Ernst & Young Corporate Finance LLC Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Fred Joseph Director Banking and Securities Commissioner for the State of Colorado President of the North American Securities Administrators Association Micho Spring Director Chair of Global Corporate Practice of Weber Shandwick CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee EVP and Director of Mergers and Acquisitions of BB&T President and Chief Executive Officer of First Federal Savings Bank Accomplished Board of Directors

Our Markets are Attractive

Key Statistics by MSA

		U.S.	Denver, CO	Front Range	Kansas City, MO
Demographics	2016 Population (mm)	322.4	2.8	4.5	2.1
	Population CAGR ('16-'21E)	0.7 %	✓ 1.5 %	✓ 1.5 %	0.6 %
	2016 Median Household Inc.	$55.6K	✓ $66.7K	✓ $65.7K	✓ $59.0K
	Household Income Growth ('16-'21E) [1]	7.8 %	✓ 8.2 %	✓ 8.4 %	7.0 %
	# of Businesses (000s)	-	114.9	182.7	76.0
Economics	Unemployment Rate (Feb-16)	5.2 %	✓ 3.1 %	✓ 3.2 %	✓ 4.5 %
	2014 Real GDP per Capita	$52.5K	✓ $61.9K	✓ $58.1K	✓ $54.1K
	Real GDP Growth ('09-'14)	10.3 %	✓ 13.6 %	✓ 14.1 %	8.1 %
	Home Price Index 5yr Δ [2]	22.9 %	✓ 41.3 %	✓ 35.9 %	8.5 %
	Building Permit 5yr CAGR ('09-'14)	12.2 %	✓ 31.0 %	✓ 31.6 %	✓ 19.1 %
Banks	Branch Penetration (per 100k people)	28.7	✓ 23.2	✓ 24.2	33.8
	Top 3 Combined Deposit Market Share	55 % [3]	✓ 54%	✓ 53%	✓ 42%

✓ Equal or Better Than U.S. Average

Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis.
Note: "Front Range" statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-15. Front Range unemployment based on a weighted average unemployment and 2016 population for each MSA.
[1] HHI projections based on current dollar values (inflation adjusted).
[2] FHFA home price index based on quarterly all-transaction data as of 31-Dec-15.
[3] Based on U.S. Top 20 MSAs, population weighted (determined by population).

27

National Bank Holdings CORPORATION

Disciplined Acquirer with Future Opportunities M&A Focus Target Geographies Positioned to consolidate targets along the I-25, I-70 and I-35 corridors across CO, KS and MO Excess capital of $115mm¹ Management team experienced with M&A Completed Acquisition of Pine River Valley Bank Potential In Footprint Acquisition Opportunities² Asset Size Range Total # of Banks Total Assets ($bn) # of Private Banks Private Assets ($bn) $1bn - $5bn 23 $ 50.1 15 $ 31.3 $500mm-$1bn 30 20.9 29 20.0 $250mm-$500mm 88 31.1 88 31.1 Total Opportunities 141 $102.1 132 $82.4 Source: SNL Financial 1 Based on a target 9% tier 1 leverage ratio. 2 Financial information as of 31-Mar-2016. Includes opportunities in CO, KS, and MO. Banks Specialty finance / asset generators Wealth management / trust Banking center networks Reasonable TBV dilution, earnings contribution, IRR criteria Well Positioned For Growth Strong Southwest Colorado markets with attractive fill-in locations Clean bank with $142 million in assets 1x TBV price, $9.5 million cash deployment, <2 year TBV earn-back Closed August 1, 2015 with a bargain purchase gain of $1.0mm, 2015 results consistent with TBV earn-back projections 49

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Reconciliation of Non-GAAP Measures

($ in millions)

	As of and for the Three Months Ended			As of and for the Years Ended	
	31-Mar-15	31-Dec-15	31-Mar-16	31-Dec-14	31-Dec-15
Net income	$ 1.2	$ 3.3	$ 0.3	$ 9.2	$ 4.9
Add: impact of core deposit intangible amortization expense, after tax	0.8	0.8	0.8	3.3	3.3
Net income adjusted for impact of core deposit intangible amortization expense, after tax	$ 2.1	$ 4.1	$ 1.1	$ 12.5	$ 8.2
Income before income taxes FTE (non-GAAP)	$ 1.2	$ 8.6	$ 1.4	$ 13.3	$ 10.6
Add: impact of core deposit intangible amortization expense, before tax	1.3	1.4	1.4	5.3	5.4
Add: provision for loan losses	1.5	5.4	10.6	6.2	12.4
FTE income adjusted for impact of core deposit intangible amortization expense and provision (non-GAAP)	$ 4.0	$ 15.4	$ 13.4	$ 24.8	$ 28.5
Average assets	$ 4,915.1	$ 4,723.1	$ 4,632.8	$ 4,867.9	$ 4,831.1
Less: average goodwill and intangible assets	69.4	65.0	63.2	73.1	66.6
Average tangible assets (non-GAAP)	$ 4,845.7	$ 4,658.1	$ 4,569.6	$ 4,794.8	$ 4,764.5
Average shareholders' equity	$ 780.5	$ 622.2	$ 616.2	$ 860.7	$ 701.5
Less: average goodwill and intangible assets	69.4	65.0	63.2	73.1	66.6
Average tangible common equity (non-GAAP)	$ 711.1	$ 557.2	$ 553.0	$ 787.6	$ 634.9
Return on average assets	0.10%	0.28%	0.02%	0.19%	0.10%
Return on average tangible assets (non-GAAP)	0.17%	0.36%	0.10%	0.26%	0.17%
Return on average tangible assets pre-tax pre-provision	0.34%	1.31%	1.18%	0.52%	0.60%
Return on average equity	0.65%	2.13%	0.16%	1.07%	0.70%
Return on average tangible common equity (non-GAAP)	1.18%	2.97%	0.79%	1.58%	1.29%
Interest income	$ 43.1	$ 43.5	$ 41.6	$ 184.7	$ 171.4
Add: impact of taxable equivalent adjustment	0.4	0.9	1.0	0.9	2.7
Interest income, fully taxable equivalent (non-GAAP)	$ 43.5	$ 44.4	$ 42.5	$ 185.6	$ 174.1
Net interest income	$ 39.5	$ 39.9	$ 38.0	$ 170.2	$ 156.9
Add: impact of taxable equivalent adjustment	0.4	0.9	1.0	0.9	2.7
Net interest income, fully taxable equivalent (non-GAAP)	$ 39.9	$ 40.8	$ 39.0	$ 171.1	$ 159.6
Average earning assets	$ 4,509.9	$ 4,348.5	$ 4,261.2	$ 4,446.9	$ 4,439.1
Yield on earning assets	3.87%	3.97%	3.92%	4.15%	3.86%
Yield on earning assets, fully taxable equivalent (non-GAAP)	3.91%	4.05%	4.01%	4.17%	3.92%
Net interest margin	3.55%	3.64%	3.59%	3.83%	3.54%
Net interest margin, fully taxable equivalent (non-GAAP)	3.59%	3.73%	3.68%	3.85%	3.60%

30

National Bank Holdings CORPORATION

Reconciliation of Non-GAAP Measures (cont'd)

($ in millions)

	As of and for the Three Months Ended		As of and for the Years Ended	
	31-Mar-15	31-Dec-15	31-Dec-14	31-Dec-15
Net interest income	$ 39.5	$ 39.9	$ 170.2	$ 156.9
Add: impact of taxable equivalent adjustment	0.4	0.9	0.9	2.7
Adjusted net interest income, fully taxable equivalent (non-GAAP)	$ 39.9	$ 40.8	$ 171.1	$ 159.6
Non-interest (expense) income	$ (0.5)	$ 15.4	$ (1.7)	$ 21.4
Gain on sale of previously charged-off acquired loans	(0.1)	(0.5)	(0.7)	(0.6)
Impact of OREO related write-ups and other income	(0.5)	(1.5)	(3.8)	(2.4)
Bargain purchase gain	-	-	-	(1.0)
FDIC indemnification asset amortization/gain on termination	7.7	(4.9)	27.7	15.9
FDIC loss sharing income (expense)	0.8	-	8.8	(0.3)
Adjusted non-interest income (non-GAAP)	$ 7.4	$ 8.5	$ 30.3	$ 33.0
Non-interest expense adjusted for core deposit intangible asset amortization	$ 35.4	$ 40.9	$ 144.7	$ 152.6
Impact of change in fair value of warrant liabilities	0.8	(0.5)	2.9	(0.1)
Problem asset workout expense	(0.8)	(1.4)	1.9	(4.5)
Banking center closure related expenses	(0.4)	(0.3)	-	(1.4)
Contract termination expense	-	-	(4.1)	-
Severance expenses	-	(1.0)	-	(1.0)
Conversion related expenses	-	(1.7)	-	(3.0)
Acquisition related expenses	-	(0.2)	-	(0.7)
Adjusted non-interest expense (non-GAAP)	$ 35.0	$ 35.8	$ 145.4	$ 141.9

	FY13
Non-interest income	$ 20.2
Add: FDIC indemnification asset amortization	19.0
Add: FDIC loss sharing expense	(2.8)
Less: gain on sale of previously charged-off acquired loans	(1.4)
Less: impact of OREO related write-ups and other income	(4.8)
Less: impact of gain on sale of securities	-
Adjusted non-interest income (non-GAAP)	$ 30.2

31

National Bank Holdings CORPORATION

Reconciliation of Non-GAAP Measures (cont'd)

($ in millions, except per share)

	As of and for the Three Months		As of and for the Years Ended	
	31-Mar-15	31-Dec-15	31-Dec-14	31-Dec-15
Adjustments to diluted earnings per share:				
Income per share - diluted	$ 0.03	$ 0.11	$ 0.22	$ 0.14
Adjustments to diluted earnings per share (non-GAAP)[(1)]	0.14	0.05	0.45	0.51
Adjusted diluted earnings per share (non-GAAP)	$ 0.17	$ 0.16	$ 0.67	$ 0.65
Adjustments to return on average tangible assets:				
Annualized adjustments to net income (non-GAAP)[(1)]	$ 20.7	$ 5.7	$ 19.1	$ 17.6
Divided by: average tangible assets (non-GAAP)	4,846	4,658	4,795	4,765
Adjustments to return on average tangible assets (non-GAAP)	0.43%	0.12%	0.40%	0.37%
Return on average tangible assets (non-GAAP)	0.17%	0.36%	0.26%	0.17%
Adjusted return on average tangible assets (non-GAAP)	0.60%	0.48%	0.66%	0.54%
Adjustments to net income:				
Net income	$ 1.2	$ 3.4	$ 9.2	$ 4.9
Adjustments to net income (non-GAAP)[(1)]	5.1	1.4	19.1	17.6
Adjusted net income (non-GAAP)	$ 6.4	$ 4.8	$ 28.3	$ 22.5
(1) Adjustments				
Non-interest income adjustments:				
Gain on recoveries of previously charged-off acquired loans	$ (0.1)	$ (0.5)	$ (0.7)	$ (0.6)
OREO related write-ups and other income	(0.5)	(1.5)	(3.8)	(2.4)
Bargain purchase gain	-	-	-	(1.0)
FDIC indemnification asset amortization/ gain on termination	7.7	(4.9)	27.7	15.9
Other FDIC loss sharing expense (income)	0.8	-	8.8	(0.3)
Total non-interest income adjustments (non-GAAP)	$ 7.9	$ (6.9)	$ 32.0	$ 11.6
Non-interest expense adjustments				
Problem asset workout expense	$ (0.8)	$ (1.4)	$ 1.9	$ (4.5)
Impact of change in fair value of warrant liabilities	0.8	(0.5)	2.9	(0.1)
Contract termination expense	-	-	(4.1)	-
Severance expenses	-	(1.0)	-	(1.0)
Banking center closure related expenses	(0.4)	(0.3)	-	(1.4)
Conversion related expenses	-	(1.7)	-	(3.0)
Acquisition related expenses	-	(0.2)	-	(0.7)
Total non-interest expense adjustments (non-GAAP)	$ (0.4)	$ (5.1)	$ 0.7	$ (10.7)
Pre-tax adjustments	8.3	(1.8)	31.3	22.3
Collective tax expense impact	(3.2)	3.2	(12.2)	(4.7)
Adjustments to net income (non-GAAP)	$ 5.1	$ 1.4	$ 19.1	$ 17.6

32

National Bank Holdings CORPORATION

Reconciliation of Non-GAAP Measures (cont’d) ($ in millions, except per share) 31-Mar-15 31-Dec-15 31-Mar-16 Tangible common equity calculations: Total shareholders' equity 762.7 $ 617.5 $ 603.9 $ Less goodwill and intangible assets, net (75.2) (72.1) (70.7) Add: deferred tax liability related to goodwill 6.6 7.8 8.1 Tangible common equity (non-GAAP) 694.1 $ 553.2 $ 541.3 $ Tangible common book value per share calculations: Tangible common equity (non-GAAP) 694.1 $ 553.2 $ 541.3 $ Divided by: ending shares outstanding 36,797,787 30,358,509 29,252,450 Tangible common book value per share (non-GAAP) 18.86 $ 18.22 $ 18.50 $ FTE net income adjusted for core deposit intangible amortization, after tax 1.1 $ Energy sector provision for loan losses 10.7 $ Tax rate 38.00% Energy sector provision for loan losses, after tax 6.6 $ ROATA before $10.7 million energy provision N/A N/A 0.68% Pre-tax income 0.8 $ Intangible asset amortization 1.3 Gain on sale of previously charged-off acquired loans (0.1) Impact of OREO related write-ups and other income (0.5) FDIC indemnification asset amortization/gain on termination 7.7 FDIC loss sharing income (expense) 0.8 OREO expenses 0.4 Impact of change in fair value of warrant liabilities 0.8 Problem asset workout expense (0.8) Provision for loan losses 1.5 Adjusted pre-tax pre-provision income (non-GAAP) 11.9 $ Annualized adjusted pre-tax pre-provision income (non-GAAP) 48.4 $ Average tangible assets 4,845.7 $ Adjusted pre-tax, pre-provision return on average tangible assets 1.00% As of and for the Three Months Ended